UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2003

                           IRON MOUNTAIN INCORPORATED
             (Exact name of registrant as specified in its charter)

                                  PENNSYLVANIA
                 (State or other jurisdiction of incorporation)

          1-13045                                    23-2588479
 (Commission File Number)                (IRS Employer Identification No.)


                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
          (Address of principal executive offices, including zip code)

                                 (617) 535-4766
              (Registrant's telephone number, including area code)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Iron Mountain Incorporated (the "Company") hereby furnishes the following exhibit:

               99.1          Press release dated April 30, 2003.


Item 9.  Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 30, 2003, the Company issued a press release setting forth the Company's results of operations and financial condition for its first fiscal quarter ended March 31, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      IRON MOUNTAIN INCORPORATED
                                      (Registrant)

                                      By: /s/ Jean Bua
                                          Name:  Jean Bua
                                          Title: Vice President and
                                                 Corporate Controller


Date: April 30, 2003